UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2025

B. Riley FinanCIAl, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

(310) 966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares, each representing a 1/1000th fractional interest in a 7.375% share of Series B Cumulative Perpetual Preferred Stock	RILYL	Nasdaq Global Market
5.00% Senior Notes due 2026	RILYG	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
5.25% Senior Notes due 2028	RILYZ	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously announced on March 3, 2025, B. Riley Financial, Inc., a Delaware corporation (the “Company” or “B. Riley”) and BR Financial Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“BR Financial”), B. Riley Environmental Holdings, LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“B. Riley Environmental Holdings”), BRF Investments, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“B. Riley Investments”), ReVal Group, LLC, a Delaware limited liability company and an indirect subsidiary of the Company (the “Member”), Atlantic Coast Recycling, LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“Atlantic Coast Recycling”), Atlantic Coast Recycling of Ocean County, LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“Atlantic Coast Recycling of Ocean County” and, together with Atlantic Coast Recycling, the “Atlantic Companies”), entered into an Membership Interest Purchase Agreement, dated as of March 1, 2025 (the “MIPA”), by and among Atlantic Coast Recycling Holdings, Inc., a Delaware corporation (“Purchaser”), and certain Seller Parties (defined therein), with respect to the sale of all of the issued and outstanding membership interests in each of the Atlantic Companies (the “Interests”) to the Purchaser. The closing (the “Closing”) of the transactions contemplated by the MIPA (the “ReVal Transaction”) occurred on March 3, 2025.

At the Closing, the Member sold the Interests to the Purchaser for a purchase price of approximately $102.5 million, subject to certain adjustments and a holdback amount pending receipt of a certain third party consent, resulting in cash proceeds of $68.6 million to the Company after adjustments for amounts allocated to non-controlling interests, repayment of contingent consideration, transaction costs and other items directly attributable to the closing of the transaction. Of the approximately $68.6 million of cash proceeds received by B. Riley, approximately $22.6 million was used to pay interest, fees, and principal on B. Riley’s Oaktree credit facility. The principal balance of the Oaktree credit facility was reduced to a balance of approximately $139 million on March 7, 2025. B. Riley also expects to report a gain of approximately $30 million in the first quarter as a result of the ReVal Transaction.

The foregoing summary of the MIPA, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Membership Interest Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated by reference herein in its entirety.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein to the extent required to be disclosed under this Item 2.01.

Item 7.01 Regulation FD Disclosure.

On March 3, 2025, the Company issued a press release announcing the Closing. A copy of such press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that the Company expressly states that such information is to be considered filed under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2024 and for the year ended December 31, 2024 will be filed at a later date in a Form 8-K/A.

(d)	Exhibits.

Exhibit Number	Description
2.1

Membership Interest Purchase Agreement dated as of March 1, 2025, is entered into by and among Atlantic Coast Recycling Holdings, Inc., a Delaware corporation, Atlantic Coast Recycling, LLC, a Delaware limited liability company, Atlantic Coast Recycling of Ocean County, LLC, a Delaware limited liability company and ReVal Group, LLC, a Delaware limited liability company, B. Riley Financial, Inc., a Delaware corporation, BR Financial Holdings, LLC, a Delaware limited liability company, B. Riley Environmental Holdings, LLC, a Delaware limited liability company, BRF Investments, LLC, a Delaware limited liability company, Mario Gigante, InfraNext Partners Holdings, LLC, a Delaware limited liability company, Alan Milton, Bruce Papp, Provident Trust Group - Robert Deutschman Roth IRA, Robert Deutschman, Roger Shapiro and Christian Morgan.

99.1	Press Release, dated March 3, 2025, issued by B. Riley Financial, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits to Exhibit 2.1 have been omitted pursuant to Item 6.01(a)(5) of Regulation S-K. The Company agrees to provide a copy of any omitted schedule or exhibit to the SEC or is staff upon request.

Cautionary Language Regarding Forward-looking statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Company’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and the Company assumes no duty to update forward looking statements, except as required by law. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company. In addition to these factors, investors should review the “Risk Factors” set forth in B. Riley’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, and other filings with the United States Securities and Exchange Commission, which identify important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements in this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. Riley Financial, Inc.

By:	/s/ Phillip J. Ahn
Name:	Phillip J. Ahn
Title:	Chief Financial Officer & Chief Operating Officer

Date: March 7, 2025

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